Exhibit 99.3

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Forward-Looking Statements / Additional Information Cautionary Note Regarding Forward-Looking Statements Certain statements in this communication regarding the proposed merger and other contemplated transactions (including statements relating to satisfaction of the conditions to and consummation of the proposed merger, the expected ownership of the combined company, the alternatives to the proposed merger, and plans with respect to financing for the combined company) constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control. Risks and uncertainties for Tranzyme and Ocera and of the combined company include, but are not limited to: inability to complete the proposed merger and other contemplated transactions; liquidity and trading market for shares prior to and following the consummation of the proposed merger and proposed financing; costs and potential litigation associated with the proposed merger; failure or delay in obtaining required approvals by the SEC or any other governmental or quasi-governmental entity necessary to consummate the proposed merger, including our ability to file an effective proxy statements in connection with the proposed merger and other contemplated transactions, which may also result in unexpected additional transaction expenses and operating cash expenditures on the parties; inability or the delay in obtaining required regulatory approvals for product candidates, and/or which may result in unexpected cost expenditures; failure to issue Tranzyme common stock in the proposed merger and other contemplated transactions exempt from registration or qualification requirements under applicable state securities laws; the price of the financing transaction in connection with the proposed merger and contemplated transactions being materially lower than the current weighted average trading price of Tranzyme’s common stock, or the aggregate amount of cash received from such financing transaction being less than anticipated; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; failure to realize any value of certain product candidates developed and being developed, including with respect to OCR-002, in light of inherent risks and difficulties involved in successfully bringing product candidates to market; inability to develop new product candidates and support existing products; the approval by the FDA and EMA and any other similar foreign regulatory authorities of other competing or superior products brought to market;

Forward-Looking Statements / Additional Information risks resulting from unforeseen side effects; risk that the market for the combined company’s products may not be as large as expected; inability to obtain, maintain and enforce patents and other intellectual property rights or the unexpected costs associated with such enforcement or litigation; inability to obtain and maintain commercial manufacturing arrangements with third party manufacturers or establish commercial scale manufacturing capabilities; loss of or diminished demand from one or more key customers or distributors; unexpected cost increases and pricing pressures; continuing or deepening economic recession and its negative impact on customers, vendors or suppliers; failure to obtain the necessary stockholder approvals or to satisfy other conditions to the closing of the proposed merger and the other contemplated transactions; a superior proposal being submitted to either party; uncertainties of cash flows and inability to meet working capital needs; cost reductions that may not result in anticipated level of cost savings or cost reductions prior to or after the consummation of the proposed merger; and risks associated with the possible failure to realize certain benefits of the proposed merger, including future financial, tax, accounting treatment, and operating results. Many of these factors that will determine actual results are beyond Tranzyme’s, Ocera’s, or the combined company’s ability to control or predict. Other risks and uncertainties are more fully described in our Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC, and in other filings that Tranzyme makes and will make with the SEC in connection with the proposed transactions, including the proxy statement described below under “Important Information and Where to Find It.” Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this press release speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein. Important Information and Where to Find It Tranzyme and Ocera and certain of their directors and executive officers may become participants in solicitation of proxies from Tranzyme stockholders in connection with the proposed transactions. Additional Information regarding persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the Tranzyme stockholders in connection with the proposed merger, and who have interests, whether as security holders, directors or employees of Tranzyme or Ocera or otherwise, which may be different from those of Tranzyme stockholders generally, will be provided in the proxy statement and other materials to be filed with the SEC.

Forward-Looking Statements / Additional Information Each of Tranzyme’s board of directors, John H. Johnson, George B. Abercrombie, Jean-Paul Castaigne, Vipin K. Garg, Anne M. VanLent, and Alex Zisson; Tranzyme’s executive officers, Vipin K. Garg (President and Chief Executive Officer), Franck Rousseau (Chief Medical Officer), David Moore (Chief Business Officer) and Helmut Thomas (Senior Vice President, Research and Preclinical Development); Ocera’s board of directors, Eckard Weber, Lars Ekman, Linda Grais, Nina Kjellson, Michael F. Powell, and Pratik Shah; and Ocera’s executive officers, Linda Grais (Chief Executive Officer), Dana S. McGowan (Chief Financial Officer and Secretary) and Keith Anderson (Vice President Pharmaceutical Sciences and Chief Operating Officer); may be deemed “participants” in the solicitation of proxies from the Tranzyme stockholders in connection with the proposed transactions. Information regarding Tranzyme’s directors’ and executive officers’ respective interests in Tranzyme by security holdings or otherwise is set forth in Tranzyme’s proxy statement relating to the 2012 annual meeting of stockholders filed with the SEC on April 27, 2012. The following is a list of the current approximate number of shares of Tranzyme common stock beneficially held by each of the foregoing Tranzyme directors and officers listed above: John H. Johnson (66,835 shares), George B. Abercrombie (50,468 shares), Jean-Paul Castaigne (51,545 shares), Vipin K. Garg (689,068 shares), Anne M. VanLent (50,468 shares), Alex Zisson (50,468 shares), Franck Rousseau (90,625 shares), David Moore (69,800 shares) and Helmut Thomas (119,105 shares). Vipin Garg, Tranzyme’s President and Chief Executive Officer, will be entitled to receive severance pay in the aggregate amount of approximately $450,000 and the acceleration of the vesting of all outstanding stock awards along with other separation benefits upon the termination of his employment at the closing of the proposed merger. Alex Zisson, a Tranzyme director, and Pratik Shah, an Ocera director, are each partners at, and director appointees of, Thomas McNerney & Partners, LLC and its affiliates (“TMP”). TMP beneficially owns an aggregate of approximately 12,933,146 shares of Ocera stock after giving effect to the exercise of certain options and warrants, the conversion of convertible notes of Ocera into preferred stock of Ocera (assuming a closing date of June 30, 2013), and the conversion of those shares and all other shares of preferred stock beneficially owned by TMP into common stock. It is anticipated that Dr. Shah will be a director of the combined company following the consummation of the proposed merger. Dr. Shah would be the only director originally appointed by TMP serving on the board of directors of the combined company immediately after the merger. Eckard Weber, M.D., a director of Ocera, is an employee of Domain Associates, L.L.C. (“Domain Associates”) and a member of One Palmer Square Associates VI, L.L.C., the general partner of Domain Partners VI, L.P. and DP VI Associates, L.P. (Domain Associates, Domain Partners VI, L.P. and DP VI Associates, L.P. are collectively referred to as “Domain”). Dr. Weber individually beneficially owns approximately 3,030,000 shares of Ocera’s common stock (which includes an option to acquire 150,000 shares of the common stock of Ocera). Domain beneficially owns (without including the shares beneficially owned by Dr. Weber) in the aggregate approximately 13,609,983 shares of Ocera stock after giving effect to the exercise of certain warrants, the conversion of convertible notes of Ocera into preferred stock of Ocera (assuming a closing date of June 30, 2013), and the conversion of those shares and all other shares of preferred stock beneficially owned by Domain into common stock. Dr. Weber is anticipated to serve as a director of the Company following the consummation of the proposed merger.

Forward-Looking Statements / Additional Information Nina Kjellson, a director of Ocera, is a partner in InterWest Partners IX, LP (“InterWest”), a stockholder of Ocera. InterWest beneficially owns in the aggregate approximately 3,530,891 shares of Ocera stock after giving effect to the exercise of certain options and warrants, conversion of convertible notes of Ocera into preferred stock of Ocera (assuming a closing date of June 30, 2013), and the conversion of those shares and all other shares of preferred stock beneficially owned by InterWest into common stock. Nina Kjellson is anticipated to serve as a director of the Company following the consummation of the proposed merger. Linda Grais is a member of the general partner of InterWest, the Chief Executive Officer and a director of Ocera and is anticipated to be the Chief Executive Officer and to serve as a director of the Company following the consummation of the proposed merger. Linda Grais holds an option to acquire up to 615,091 shares of the common stock of Ocera. Michael F. Powell, a director of Ocera and the holder of an option to acquire up to 150,000 shares of the common stock of Ocera, is also a managing member of the general partner entity of Sofinnova Venture Partners VI, L.P. (“Sofinnova”). Sofinnova, as nominee for certain of its affiliated funds, is the beneficial owner of approximately 7,297,929 shares of Ocera stock after giving effect to the exercise of certain warrants, the conversion of convertible notes of Ocera into preferred stock of Ocera (assuming a closing date of June 30, 2013), and the conversion of those shares and all other shares of preferred stock beneficially owned by Sofinnova into common stock. Michael Powell is anticipated to serve as a director of the Company following the consummation of the proposed merger. Dana S. McGowan, Ocera’s Chief Financial Officer and Secretary, holds options to acquire up to 567,489 shares of Ocera stock. Keith Anderson, Ocera’s Vice President Pharmaceutical Sciences and Chief Operating Officer holds options to acquire up to 511,239 shares of Ocera stock. Certain of the holders of preferred stock of Ocera (including Domain, TMP, InterWest and Sofinnova) also will be participating in a financing of Tranzyme, which financing will close following the effective time of the proposed merger. In addition to Domain, TMP, InterWest and Sofinnova, the following entities will participate in that financing and such entities beneficially own approximately the number of shares of Ocera stock, after giving effect to the exercise of certain warrants, the conversion of convertible notes of Ocera into preferred stock of Ocera (assuming a closing date of June 30, 2013), and the conversion of those shares and all other shares of preferred stock beneficially owned by such entity into common stock, as parenthetically indicated: Agechem Venture Fund L.P. (2,080,549 shares); CDIB BioScience Ventures I (520,137 shares); Cross Creek Capital, L.P. (828,789 shares); Cross Creek Capital Employees' Fund, L.P. (81,449 shares); FinTech GIMV Fund LP (520,137 shares); Greenspring Crossover Ventures I, L.P. (650,357 shares); Greenspring Global Partners III, L.P. (626,516 shares); Greenspring Global Partners III-A, L.P. (287,347 shares); and Greenspring Global Partners III-B, L.P. (906,429 shares).

Forward-Looking Statements / Additional Information This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. A definitive proxy statement and a proxy card will be filed with the SEC and will be mailed to Tranzyme’s stockholders seeking any required stockholder approvals in connection with the proposed transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TRANZYME MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Stockholders may obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Tranzyme with the SEC in connection with the proposed transactions at the SEC’s website (http://www.sec.gov), at Tranzyme’s website (http://ir.tranzyme.com), or by writing to the Secretary, Tranzyme, Inc. at 5001 South Miami Boulevard, Suite 300, Durham, North Carolina 27703.

History Significant potential for value creation in combining Tranzyme-Ocera Tranzyme Board conducted an extensive exploration of strategic alternatives; Reviewed over 100 life science companies Tranzyme Board evaluated other alternatives and determined they did not maximize value for stockholders

Transaction Overview

Terms	• All stock transaction • Stockholders of Ocera will receive 1.538 shares for each share held(1) • Equity value of the combined company of approximately $52.4 million(2)(3) • Intended to qualify as a tax-free reorganization
Ownership at Closing	• 27.4% Tranzyme; 72.6% Ocera(1)(3)
Concurrent PIPE Financing	• Certain of Ocera's shareholders have committed to invest $20 million in the combined company at closing
Board of Directors	• Total of 9 Directors; 6 from Ocera, 3 from Tranzyme • Chairman: Eckard Weber, MD
CEO, Headquarters and Name	• Linda Grais, MD will serve as President and CEO • Headquarters: San Diego, CA • Ocera Therapeutics, Inc.
Closing Conditions	• Subject to approval from majority of holders of Tranzyme common shares and other customary closing conditions
Transaction Close	• Estimated in third quarter of 2013

(1) Subject to adjustments at closing based on each company's cash levels and other matters
(2) Assumes Tranzyme stock price of $0.52 as of the close on April 23, 2013. Shares of Ocera are on an as-converted basis
(3) Equity value and ownership percentages are prior to giving effect to the financing

Ocera

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tranzyme pharma

Strong Combined Management and Clinical Teams

- Strong combined management team with significant experience:
  - Linda Grais, MD, President and Chief Executive Officer
    - Physician, biotechnology entrepreneur (SGX Pharmaceuticals) and investor (InterWest Partners)
    - Appointed CEO of Ocera June 2012; joined Board of Directors 2008
  - Franck Rousseau, MD, Chief Medical Officer
    - Physician, biostatistician, Vice President, Hepatic Diseases (Gilead Sciences)
    - CMO (Triangle Pharmaceuticals)
    - Joined Tranzyme 2011
  - Dave Moore, Chief Business Officer
    - New business, launch-readiness and commercialization (Ortho-McNeil Janssen, a Johnson & Johnson Co.)
    - Joined Tranzyme 2011
  - Dana McGowan, Chief Financial Officer
    - Public and private financing, mergers and acquisition, investor relations, financial strategy, financial operations and administration (MedVantx, DepoTech, Cytel, SAIC)
    - Joined Ocera 2005
- Seasoned clinical team with specific expertise and considerable experience in gastroenterology and hepatology
- Comprehensive KOL networks in the therapeutic areas

Ocera 9 tranzyme pharma

Combined Pipeline * Zysa™ has CE Mark approval as medical device in EU for d-IBS; in discussions with EU marketing partner. Currently no plans to develop further in US **MATCH technology/platform – Proprietary drug discovery and medicinal chemistry platform that provides potential for future development candidates and collaborations Product Indication Preclinical Phase 1 Phase 2 Phase 3 Partner OCR-002 (IV) HE1 (Liver Cirrhosis) - Acute Liver Failure - OCR-002 (Oral) HE1 - AST-120 (Zysa™)* Irritable Bowel Syndrome (IBS) - Drug Discovery Collaboration** Various 1 Hepatic Encephalopathy

Clinical Stage Orphan Disease Asset Multiple Value Creating Milestones Large Commercial Opportunity with Limited Competition Differentiated product for severe disease with high unmet need Novel ammonia scavenger with clear and simple mechanism of action Orphan and Fast Track designations Phase 2b ready with near term value inflection points OCR-002: potential to be standard of care for the treatment of hepatic encephalopathy (HE) in acute and chronic liver disease No competing therapies available or in development for acute care (IV) Potential US market opportunity for IV product alone estimated at approximately $500 million Opportunity for oral product to provide continuity of care after IV treatment Phase 2a Upper GI Bleed trial data (Q1’14) Phase 2a Acute Liver Failure “ALF” trial data (Q3’14) Phase 2b Acute HE trial - interim data (Q3’14) Phase 2b Acute HE trial completion (YE’14)

Patients with significant unmet medical needs and a lack of effective therapies Identifiable patient populations treated by a concentrated physician audience Accelerated and less expensive development Small clinical trials Phase 2b data will provide meaningful indicators of later success Unmet medical need leads to attractive commercial opportunity Market protection through first mover advantage Orphan drug status provides 7 years marketing exclusivity Strong relationships with key physicians Rare disease assets in high demand within biopharmaceutical industry Orphan Indications: Rapid Development and Commercialization Path

Two Drug Candidates with Compelling Value Propositions Candidate OCR-002 IV OCR-002 Oral Indication Treatment of acute, life-threatening hepatic encephalopathy Maintenance of chronic hepatic encephalopathy remission Commercial Rights All rights retained All rights retained Value Proposition Unmet medical need Demonstrated preliminary clinical activity and safety Optimal formulation in acute care patient population Convenient oral formulation Continuity of care with OCR-002 IV

Liver Disease Leads to Elevated Ammonia Diseased Liver Adapted from Jalan 2009 Gastroenterology Healthy Liver

OCR-002: A Novel Ammonia Scavenger Mechanism of action well-characterized based on synergy of ornithine and phenylacetate Dual mechanism leads to greater potency Up-regulates extra-hepatic ammonia elimination pathways Increases urinary output of ammonia in form of phenylacetylglutamine or PAGN Lowers ammonia levels rapidly, durably and safely No sodium, important in this patient population Stimulates glutamine production – building block, immunity, energy IV for hospital setting to treat acute HE Oral for chronic setting for maintenance of HE remission

OCR-002: Development Strategy Focus on faster-to-market acute care IV opportunity Targeted study in IV Phase 2b for HE Objective endpoints (ammonia and clinical neurocognitive status) Short treatment course (5 days) No competing therapies Leverage known/expected safety and efficacy profile Establish clinical/regulatory path in Phase 2b study Support acute liver failure (ALF) indication in parallel with IV Phase 2b HE study IV Phase 2b will facilitate chronic oral application

Phase 1 Phase 2 Phase 3 Completed, n=91 Ph 2a Upper GI Bleed (UGIB) Enrolling, n=48 Ph 2b Acute HE Planned, n=200 Ph 2a Acute Liver Injury/Failure (ALF) Enrolling, n=24 Ph 3 Acute HE Planned, 2 trials, n=400 (200 x 2)* Ph 1/2a STATUS OCR-002: IV Clinical Development Summary *potential to consolidate P2/3 to be clarified at EOP2 meeting

IV Phase 2a Enrolling - Upper GI Bleed (UGIB) in Cirrhosis

- Randomized, double-blind, safety and efficacy study in 3 sites in Spain
- 25-35% develop acute HE with increased mortality and risk of future HE events

Inclusion criteria:
post Upper GI Bleed ≤ 24hr

Open label safety cohort

(n = 10)

3.3 -> 10g/24h OCR-002
5 days

Double Blind

10g/24h for 5 days (n = 19)

Placebo for 5 days (n = 19)

Primary endpoint: reduction in plasma ammonia
Secondary endpoints: safety, PK/PD, West Haven, neurocognition, infection rates

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IV Phase 2a: UGIB - Status Open label safety cohort completed (n=10) OCR-002 well tolerated at target dose of 10g/24h Ammonia levels normalized from baseline by 36 hrs (P<0.05) No incidence of acute HE on OCR-002 (usual incidence 25-35%) Randomized, double blind phase currently enrolling – 15 patients as of Apr 2013 Data expected in Q1 2014

IV Phase 2a: UGIB - Open Label Cohort Results Time (h) Mean Plasma Ammonia (μM) * * * * P < 0.05 Ammonia normalized within 36h (ISHEN/AASLD 2012) * OP 10g/24h 3.3g 1.65g Infusion stopped Same site, matched historical control (n=15); enrolled within the 5 months prior to study start (n=10) Normal * Control OCR-002 0 20 40 60 80 100 120 0 20 40 60 80 100 120 140 160

IV Phase 2a: Acute Liver Failure (ALF) Study Trial supported by NIH through Acute Liver Failure Study Group ALF patients: Ultra orphan population (2000/yr) Often young, otherwise healthy 50% Acetaminophen overdose, and other acute liver shocks 30% mortality, primarily due to cerebral herniation as a direct result of ammonia Goal is to protect the brain while liver recovers or is transplanted ALF Study Group chose OCR-002 to be the test drug First three patients recovered rapidly on receiving OCR-002 Data expected Q3 2014

Planned IV Phase 2b Study: Acute Hepatic Encephalopathy (HE)

Background

- Cirrhotic patients hospitalized with hepatic encephalopathy – aim to show clinical improvement in encephalopathy along with ammonia reduction
- Statistically powered to show ammonia ↓ in the first 50 patients

Double Blind Analysis ▼

Hospitalized Cirrhotics

Key Inclusion
- WHC ≥2
- NH_3 > 1.5x ULN

Key Exclusion
- Multiple system organ failure
- S_{Cr} > 2.5 mg/dL

OCR-002 (10g/7g/5g/24h (CPT A,B,C) IV infusion for 5 days (n = 100)

Placebo IV infusion for 5 days (n = 100)

Primary endpoint: Reduction in West Haven Encephalopathy Criteria (WHC)

- Phase 2b, randomized, double-blind, efficacy study
- Endpoints: West Haven, Glasgow Coma Scale, MO-log, ammonia reduction, length of stay, ICU days ocera 22 tranzyme pharma

Multiple Value Creating Milestones Q1 2014 Phase 2a UGIB Data Q4 2013 Initiate IV Phase 2b Q3 2014 STOP-ALF Data Q3 2014 Interim Phase 2b Data YE 2014 Phase 2b Completion

Comparative Product Profile Between OCR-002 and Standard of Care for Acute HE Product Formulation(s) Mechanism of Action Dosage & Route of Administration Comments liquid water-soluble powder Flushes out the gut by inducing osmotic diarrhea Four times daily; NG tube and enema Slow onset of efficacy Inconvenient and unpleasant to administer IV solution Systemic ammonia scavenger Increases waste nitrogen removal through kidneys IV infusion over 24 hrs Convenient administration Anticipate rapid and durable response Lactulose OCR-002

Summary: OCR-002 IV Opportunity Liver cirrhosis is a large, and growing market due to hepatitis, alcohol, obesity High percentage of cirrhotic patients develop HE and require hospitalization ~150k applicable patients in the US Market Limited treatment options for acute HE in hospital and no IV formulation; acute HE can lead to coma or death if not treated Lactulose NG tube or enema, difficult to administer (taste, formulation); slow-acting No new treatment in 30 years High need for safer/more efficacious treatment options with immediate effect Current Treatment & Unmet Needs Reduce length of stay, reduce risk of dying or acquiring significant morbidities, reduce costs and improve quality of outcomes Physicians report a substantial need for an IV treatment OCR-002 is perceived more favorably than Lactulose oral form Peak sales could be up to $500M in the US for IV OCR-002 Potential

OCR-002: Oral Product Indication: Maintenance of remission of HE Benefits: Oral solid dosage form (tablets) No sodium; non-antibiotic Promotes recycling of glutamine (building block and energy source) Requires completion of preclinical tox and product development Phase 3 program based on precedent clinical / regulatory strategy of rifaximin and HPN-100

Tranzyme Conducted an Extensive and Thorough Strategic Alternative Review Process December 2012: While Tranzyme management evaluated internal development opportunities, Tranzyme Board resolved to, concurrently, engage Stifel to explore strategic alternatives to maximize stockholder value including: Sale Merger or other combination with strategic partner January 2013: Tranzyme Board established Special Committee comprised of independent directors to conduct review process Inbound and outbound interest identified 110 life science companies to be explored Entered into 33 mutual non-disclosure agreements, met with 24 corporate teams and received 20 non-binding indications of interest Evaluated key items, including, among others, the clinical and product profile of each company, their financial forecasts and each company’s upcoming milestone(s) Based on evaluation findings and continued mutual interest, conducted in depth due diligence with a select few of the 20 companies Following completion of due diligence, consideration of strategic rationale, and fairness opinion from Stifel, Special Committee recommended Tranzyme Board approve proposed Ocera transaction

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